Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Kuhns, Vice President and Chief Financial Officer of TopBuild Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1)	the Annual Report on Form 10-K of the Company for the year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2025	/s/ Robert Kuhns
Robert Kuhns
Vice President and Chief Financial Officer
(Principal Financial Officer)